UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 13, 2012 (April 4, 2012)

CORONUS SOLAR INC.
formerly, INSIGHTFULMIND LEARNING, INC.
(Exact name of registrant as specified in its charter)

British Columbia, Canada
(State or other jurisdiction of incorporation)

000-53697
(Commission File No.)

1100-1200 West 73rd Avenue
Vancouver, British Columbia
Canada   V6P 6G5
(Address of principal executive offices and Zip Code)

604-267-7078
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO MATERIAL DEFINITIVE AGREEMENTS.

The close of escrow for the Vacant Land Purchase Agreement (the “Yucca Valley East Agreement”), entered into by our wholly-owned subsidiary, Coronus Energy Corp. (“Coronus”), as reported in our Form 8-K’s filed with the SEC on October 14 and December 9, 2011, and January 18, February 8, and March 5, 2012, has been extended. Additionally, the time allotted for Coronus’ board of directors to approve the Yucca Valley East Agreement, has also been extended. Under the Yucca Valley East Agreement, effective April 4, 2012, the close of escrow has been extended to August 15, 2012, and the Yucca Valley East Agreement is now subject to Coronus’ board of director approval on or before July 31, 2012. Additionally, Coronus is now required to make the following, non-refundable payments to the Seller:

April 30, 2012 - $909
May 31, 2012 - $939
June 30, 2012 - $909
July 31, 2012 - $939
August 15, 2012 - $455

The above, non-refundable payments are separate from the purchase price, and not related to the deposit or installment note.

We sought the above extension because we require additional time to determine whether the property will be suitable for a solar photovoltaic (PV) development under the California Public Utilities Commission’s (CPUC’s) feed-in tariff program for small generators.

The close of escrow for the Vacant Land Purchase Agreement (the “Adelanto West Agreement”), entered into by Coronus Energy Corp. (“Coronus”), as reported in our Form 8-K’s filed with the SEC on September 29 and November 22, 2011, and January 18, February 8, and March 20, 2012, has been extended. Under the Adelanto West Agreement, effective April 12, 2012, the close of escrow has been extended to April 18, 2012. Additionally, the Adelanto West Agreement is no longer subject to Coronus’ board of directors approval. Under the Adelanto West Agreement, Coronus is now required to deposit an additional $164,000 within sufficient time to close escrow, and the Sellers now agree to carry back the balance amount of $235,000 for three years at 6.5% per annum interest, with monthly payments of interest only. Coronus agrees to pay out the balance of $235,000 before commencing with any alterations, improvements, building or construction on the land.

On April 5, 2012, Coronus, our wholly-owned subsidiary, entered into a Solar Photovoltaic Asset Sale Agreement (the “Asset Sale Agreement”) with Sycamore Physicians Partners LLC (“Sycamore”). Under the Asset Sale Agreement, Coronus agreed to sell, assign and transfer to Sycamore, Coronus’ sole membership in Coronus Hesperia West 1 LLC (“Coronus Hesperia West 1”). As reported in our Form 8-K filed with the SEC on March 20, 2012, Coronus Hesperia West 1 entered into a Power Purchase Agreement (“PPA”) with Southern California Edison (“SCE”). The PPA relates to Coronus’ application for interconnection service and the CREST tariff for a 1.2 MW solar PV power system (the “Hesperia West 1 Project”) on the 20 acre parcel of vacant land, situated west of Hesperia, in the County of San Bernardino, California, Coronus agreed to acquire pursuant to the Hesperia West Vacant Land Purchase Agreement, as reported in our Form 8-K’s filed with the SEC on November 10 and December 16, 2011, and January 18, and February 8 and 22, 2012. Additionally, under the Asset Sale Agreement, Coronus agreed to assign to Sycamore, the Hesperia West Vacant Land Purchase Agreement. Further, under the Asset Sale Agreement, Coronus agreed to use its best efforts to obtain a second PPA from SCE in relation to the Hesperia West 20 acre parcel, and to sell this PPA (relating to a 1.5 MW solar PV system) to Sycamore if obtained.

Under the Asset Sale Agreement, Sycamore agreed to pay $1,726,219 (the “Basic Price”) to Coronus for the sole membership in Coronus Hesperia West 1, the assignment of the Hesperia West Vacant Land Purchase Agreement, and the second PPA. On executing the Asset Sale Agreement, Sycamore agreed to pay $817,200 to Coronus, and Coronus agreed to transfer the sole membership in Coronus Hesperia West 1 to Sycamore and to assign the Hesperia West Vacant Land Purchase Agreement to Sycamore. Under the Asset Sale Agreement, Sycamore agreed to pay the balance of the Basic Price, or $909,019, to Coronus on delivery of the second PPA. On April 11, 2012, Sycamore paid the $817,200 to Coronus, and on April 12, 2012, Coronus transferred the sole membership in Coronus Hesperia West 1 to Sycamore and assigned the Hesperia West Vacant Land Purchase Agreement to Sycamore.

In relation to the Hesperia West 1 Project’s PPA, on transferring the sole membership in Coronus Hesperia West 1 to Sycamore, Coronus is no longer obligated to post and maintain with SCE the Development Security of $32,130, as disclosed as the Creation of a Direct Financial Obligation in our Form 8-K filed with the SEC on March 20, 2012.

ITEM 1.02                      TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

On April 9, 2012, Coronus’ board of directors rejected the Vacant Land Purchase Agreement (the “Apple Valley East Agreement”), dated September 30, 2011, entered into by Coronus, as Buyer, and Mohamad Kotob, as Seller. We first reported the Apple Valley East Agreement in our Form 8-K filed with the SEC on October 14, 2011. Under the Apple Valley East Agreement, Coronus agreed to acquire a 20 acre parcel of vacant land, situated east of Apple Valley, in the County of San Bernardino, California. The purchase price was $120,000, all cash. Coronus deposited $1,000 into escrow and agreed to deposit an additional $119,000 within sufficient time to close escrow. Close of escrow initially was December 7, 2011, but was extended to January 6, 2012 (effective November 30, 2011), then to February 7, 2012 (effective January 6, 2012), then to March 7, 2012 (effective February 2, 2012), and then to April 15, 2012 (effective March 19, 2012). Additionally, the Apple Valley East Agreement initially was subject to Coronus’ board of director approval on or before November 30, 2011, but this approval was extended to on or before December 31, 2011 (effective November 30, 2011), then to on or before January 31, 2012 (effective January 6, 2012), then to on or before February 29, 2012 (effective February 2, 2012), and then to on or before April 9, 2012 (effective March 19, 2012). Coronus’ board of directors rejected the Apple Valley East Agreement due to lack of certainty as to whether the property would be suitable for a solar PV development under the CPUC’s feed-in tariff program for small generators, coupled with anticipated challenges with the parcel in relation to interconnecting a solar PV system to the grid. The $1,000 deposited into escrow shall be returned to Coronus.

ITEM 2.01                      COMPLETION OF DISPOSITION OF ASSETS.

As disclosed above under Item 1.01, pursuant to the Asset Sale Agreement, on April 12, 2012, Coronus transferred the sole membership in Coronus Hesperia West 1 to Sycamore and assigned the Hesperia West Vacant Land Purchase Agreement to Sycamore.

ITEM 7.01                      REGULATION FD DISCLOSURE.

We announced today the extensions to the Yucca Valley East Agreement and the Adelanto West Agreement, as disclosed above under Item 1.01. We announced also the entry of Coronus into the Asset Sale Agreement, as disclosed above under item 1.01.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits	Document Description

99.1	Press release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 13h day of April, 2012.

CORONUS SOLAR INC.

BY:	JEFFERSON THACHUK
Jefferson Thachuk
President, Principal Executive Officer, Principal Accounting Officer, Principal Financial Officer, Secretary, Treasurer and a member of the Board of Directors